UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2024

DOLLAR GENERAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 MISSION RIDGE GOODLETTSVILLE, TN	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.875 per share	DG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Dollar General Corporation (the “Company”) entered into employment agreements, in each case effective April 1, 2024 (collectively, the “Employment Agreements” and individually, the “Employment Agreement”), with Kelly M. Dilts, Executive Vice President and Chief Financial Officer; Emily C. Taylor, Executive Vice President and Chief Merchandising Officer; Rhonda M. Taylor, Executive Vice President and General Counsel; and Carman R. Wenkoff, Executive Vice President and Chief Information Officer (collectively, the “Named Executive Officers”). Mss. Dilts and R. Taylor entered into their Employment Agreements on April 4, 2024, and Ms. E. Taylor and Mr. Wenkoff entered into their Employment Agreements on April 5, 2024. The Employment Agreements replace the employment agreements that were in place between the Company and each of the Named Executive Officers.

The term of each of the Employment Agreements extends through March 31, 2027, unless earlier terminated in accordance with the provisions of the Employment Agreement, subject to automatic month to month extensions for up to six months unless the Company gives written notice within the time frame set forth in the Employment Agreement that no extension or further extension, as applicable, will occur or unless the Company replaces the Employment Agreement with a new agreement or, in writing, extends or renews the term of the Employment Agreement for a period that is longer than six months from the expiration of the original term.

Each of the Employment Agreements provides for various customary business protection provisions, including non-competition, non-solicitation, non-interference, non-disparagement, and confidentiality and non-disclosure provisions, facilitates the implementation of the Company’s clawback policy, and provides:

•	for a minimum annual base salary ($765,000 for Ms. Dilts; $824,000 for Ms. E. Taylor; $746,750 for Ms. R. Taylor; and $709,995 for Mr. Wenkoff), which may be increased from time to time in the sole discretion of the Company;

•	that incentive compensation shall be determined and paid under the Company’s annual bonus program for officers, as it may be amended from time to time, at each Named Executive Officer’s applicable grade level; and

•	that the applicable Named Executive Officer shall be entitled to receive executive perquisites, fringe and other benefits as are provided to officers at the same grade level as the applicable Named Executive Officer under any of the Company’s plans and/or programs in effect from time to time and shall be eligible to participate in those various Company welfare benefit plans, practices and policies in place during the term of the Employment Agreement to the extent allowed under and in accordance with the terms of those plans, as well as in any other benefit plans the Company offers to similarly-situated officers or other employees from time to time during the term of the Employment Agreement (excluding plans applicable solely to certain officers of the Company in accordance with the express terms of such plans).

In addition, pursuant to each Employment Agreement, and subject to limited conditions set forth therein, if the Company terminates the Named Executive Officer’s employment without cause (as defined in the Employment Agreement) or if the Named Executive Officer resigns from the Company either for good reason (as defined in the Employment Agreement) or within 60 days after the Company’s failure to offer to renew, extend or replace the Employment Agreement before, at or within six months after the end of its original term or any term provided for in a written renewal or extension of the original term (with limited exceptions outlined in the Employment Agreement), he or she will receive severance benefits of: (1) continued base salary payments for 24 months (subject to timing and form of payment provisions set forth in the Employment Agreement); (2) a lump sum payment of two times the amount of the average percentage of target bonus paid to the Named Executive Officer under the Company’s annual bonus program with respect to the Company’s two most recently completed fiscal years preceding the fiscal year in which the termination date occurs multiplied by the Named Executive Officer’s target bonus level and base salary applicable immediately preceding the termination (subject to certain additional calculation provisions set forth in the Employment Agreement); (3) a lump sum payment equal to two times the annual contribution that would have been made by the Company for the plan year in which the termination of employment occurs for his or her participation in the Company’s medical, pharmacy, dental and vision benefits programs; and (4) reasonable outplacement services, as determined and provided by the Company, for one year or until other employment is secured, whichever comes first.

The Form of Employment Agreement is attached as Exhibit 99 and is incorporated by reference as if fully set forth here. The foregoing description of the Employment Agreements is a summary only, does not purport to be complete, and is qualified in its entirety by reference to Exhibit 99.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)          Financial statements of businesses or funds acquired.  N/A

(b)          Pro forma financial information.  N/A

(c)          Shell company transactions. N/A

(d)          Exhibits.  See Exhibit Index to this report.

EXHIBIT INDEX

Exhibit No.	Description

99	Form of Executive Vice President Employment Agreement with attached Schedule of officers who have executed an employment agreement in such form

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2024	DOLLAR GENERAL CORPORATION

	By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Executive Vice President and General Counsel

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